UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014 (May 20, 2014)

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN		38401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (931) 380-2265

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 20, 2014, the Company held its Annual Meeting of Shareholders (the “Shareholders Meeting”), for which the Board of Directors solicited proxies, at 4:00 p.m. local time, at the Operations building of Community First Bank & Trust, a wholly-owned bank subsidiary of the Company, located at 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement dated April 4, 2014 (the “Proxy Statement”). The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1: Election of Directors

The election of four Class III directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the Annual Meeting of Shareholders in 2017, the election of one Class II director, named in the Proxy Statement, to serve as a member of the Company’s Board of Directors until the Annual Meeting of Shareholders in 2016, and the election of one Class I director, named in the Proxy Statement, to serve as a member of the Company’s Board of Directors until the Annual Meeting of Shareholders in 2015. The following is a list of the directors elected at the Shareholders Meeting with the number of votes “For” and “Withheld,” as well as the number of “Broker Non-Votes”:

Class III Nominees	For	Withheld	Broker Non-Votes
Eslick E. Daniel, M.D.	1,764,994	53,571	—
Vasant G. Hari	1,764,994	53,571	—
Martin Maguire	1,764,994	53,571
Ruskin A. Vest, Jr.	1,764,994	53,571	—

Class II Nominee	For	Withheld	Broker Non-Votes
Robert E. Daniel	1,764,384	54,181	—

Class I Nominee	For	Withheld	Broker Non-Votes
Michael D. Penrod	1,763,978	54,587	—

Proposal 2: Executive Compensation

The advisory non-binding vote on the compensation of the Company’s named executive officers in the Proxy Statement was approved. The following is a list of the number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

For	Against	Abstentions	Broker Non-Votes
1,690,958	90,978	36,628	—

As of the date of the Proxy Statement, the Company was a participant in the Capital Purchase Program (the “CPP”) of the United States Treasury Department (the “U.S. Treasury”) under the Troubled Assets Relief Program. As a participant under the CPP, the Company was required to submit the non-binding, advisory vote on the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”) to the Company’s shareholders every year, and accordingly, the Company did not submit for shareholder approval at the Shareholders Meeting a non-binding, advisory vote on the frequency with which the Say-on-Pay Proposals are to be held (the “Say-on-Frequency Proposal”).

On April 14, 2014, the U.S. Treasury, the holder of all the preferred shares issued by the Company, closed on the sale of the securities in a modified Dutch auction. Upon the closing of the sale of the securities, the Company is no longer subject to various executive compensation and corporate governance requirements to which participants in the CPP were subject while the U.S. Treasury held the securities, including the requirement to submit a Say-on-Pay Proposal every year. Therefore, pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company intends to submit to its shareholders a Say-on-Pay Proposal and a Say-on-Frequency Proposal at the Company’s 2015 annual shareholders meeting.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of HORNE LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved. The following is a list of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

For	Against	Abstentions	Broker Non-Votes
1,765,247	39,135	14,183	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.

By:	/s/ Jon Thompson
Name:	Jon Thompson
Title:	Chief Financial Officer

Date: May 22, 2014